Exhibit 99.2

Delaware The First State Page 1 5493821 8300 SR# 20232913149 You may verify this certificate online at corp.delaware.gov/authver.shtml Authentication: 203673708 Date: 07 - 03 - 23 I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "LUDUSON G INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE THIRD DAY OF JULY, A.D. 2023. AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE. AND I DO HEREBY FURTHER CERTIFY THAT THE SAID "LUDUSON G INC." WAS INCORPORATED ON THE SIXTH DAY OF MARCH, A.D. 2014. AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.